Fees Summary	May 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,947.18
Total Offset Amount	0.00
Net Fee	$ 2,947.18
Final Prospectus	false